                                                                    EXHIBIT 3.15

CERTIFICATE OF
CONTINUANCE
THE BUSINESS CORPORATIONS ACT

I hereby certify that

GERDAU MRM STEEL INC.

is this day continued under section 181 of the Act.



                                             Given under my hand and seal

                                             this 7th day of July, 1995



                                               /s/ Philip J. Flory
                                             -----------------------------------
                                                   Philip J. Flory, Director

                             ARTICLES OF CONTINUANCE

                          The Business Corporations Act
                              (Section 181 and 258)
                                     FORM 11


1.       Name of Corporation:

         GERDAU MRM STEEL INC.

2.       The municipality in which the registered office is to be situated:

         City of Regina, Province of Saskatchewan

3. The classes and any maximum number of share that the corporation is authorized to issue:

         an unlimited number of common shares

4.       Restrictions, if any, on share transfers:

         No transfer of shares of the Corporation shall be valid nor shall it be registered on the securities register of the Corporation until a majority of the directors have consented thereto, by either resolution or instrument in writing.

5.       Number (or minimum and maximum number) of directors

         minimum of 1; maximum of 10

6. Restrictions, if any, on businesses the corporation may carry on or on powers the corporation may exercise:

         none

7.       Other provisions if any:

         (a) The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

         (b) Any invitation to the public to subscribe for any securities of the Corporation is prohibited.

Date                Name              Office Held                      Signature
July 6, 1995        Glen Beeby        Vice-President, Finance     /s/ Glen Beeby

                                POWER OF ATTORNEY

                          The Business Corporations Act
                                  (Section 268)
                                    FORM o


Know all men by these presents that GERDAU MRM STEEL INC.
(hereinafter call the "corporation") hereby appoints:

FRED McBETH                                             700, 2103-11th Avenue
                                                        Regina, Sask.  S4P 4G1
---------------------------------------------------     ------------------------------------------------------
Name of Attorney in full                                Business address in full


---------------------------------------------------     ------------------------------------------------------
Name of Attorney in full                                Business address in full


---------------------------------------------------     ------------------------------------------------------
Name of Attorney in full                                Business address in full


---------------------------------------------------     ------------------------------------------------------
Name of Attorney in full                                Business address in full

to act as its attorney for the purpose of receiving service of process in all suits and proceedings by or against the corporation within Saskatchewan and for the purpose of receiving all lawful notices; and the corporation does hereby declare that service of process in respect of such suits and proceedings, and of such notices, upon the attorney are legal and binding to all intents and purposes whatsoever.

Where more than one person is hereby appointed, attorney, any one of them, without the others, may act as true and lawful attorney of the corporation.

This appointment revokes all previous appointments.

Date              Name               Office Held                     Signature
July 6, 1995      Glen Beeby         Vice-President, Finance    /s/ Glen Beeby


Consent to act as Attorney

I, FRED McBETH, of 700, 2103-11th Avenue, Regina, Sask. S4P 4G1 hereby consent to act as the attorney pursuant to the aforementioned power of attorney.

Dated this 7th day of July, 1995


                                                  /s/ Fred McBeth
                                                  ------------------------------
                                                  Signature of Attorney

                               NOTICE OF DIRECTORS

                          The Business Corporations Act
                              (Section 101 and 108)
                                     FORM 6


1.       Name of Corporation: GERDAU MRM STEEL INC.

2.       On the           day of                    , 19     ,  the following
         persons ceased to be directors of the corporation:

         Full name                  Address                 Occupation          Resident Canadian (yes or no)
         ---------                  -------                 ----------          -----------------------------

                       n/a


3.       On the day of      , 19     , the following persons became directors
         of the corporation:

         Full name                  Address                 Occupation          Resident Canadian (yes or no)
         ---------                  -------                 ----------          -----------------------------


                      n/a

4.       The directors of the corporation are:

         Full name                  Address                 Occupation          Resident Canadian (yes or no)
         ---------                  -------                 ----------          -----------------------------
         Paul A. Kelly              616 Eastgate Walk       Executive                        yes
                                    Waterloo, Ontario
                                    N2K 2W3


Date              Name           Office Held                      Signature
July 6, 1995      Glen Beeby     Vice-President, Finance     /s/ Glen Beeby

                           NOTICE OF REGISTERED OFFICE

                          The Business Corporations Act
                             (Section 19(2) and (4))
                                     FORM 3


1.       Name of Corporation:

         GERDAU MRM STEEL INC.

2.       Location of registered office:

         Bank of Montreal Building
         700-2103 11th Avenue
         Regina, Saskatchewan
         S4P 4G1

3.       Mailing address of registered office including postal code:

         Bank of Montreal Building
         700-2103 11th Avenue
         Regina, Saskatchewan
         S4P 4G1

4.       Effective date:

         date of filing of articles of continuance

Date                Name            Office Held                      Signature
July 6, 1995        Glen Beeby      Vice-President, Finance     /s/ Glen Beeby

                            STATEMENT ON CONTINUANCE

                          The Business Corporations Act
                                     FORM 28


1.       Name of Corporation:

         GERDAU MRM STEEL INC.

2.       Corporate History:

         - incorporated pursuant to the Canada Business Corporations Act on September 27, 1994

         - June 14, 1995 Certificate of Amendment issued changing name to Gerdau MRM Steel Inc.

3.       Main types of business carried on:

         (a) manufacture of steel reinforcement bars and other steel products

4.       Other information:




Date                Name             Office Held                      Signature
July 6, 1995        Glen Beeby       Vice-President, Finance     /s/ Glen Beeby

CERTIFICATE OF
AMENDMENT
THE BUSINESS CORPORATIONS ACT

I certify that

GERDAU AMERISTEEL MRM INC.

(formerly) GERDAU MRM STEEL INC.

has amended its Articles in accordance with the attached.

                                          Given under my hand and seal

                                          this 15th day of January, 2003


                                          Philip J. Flory
                                          --------------------------------------
                                          Director of Corporations

                              ARTICLES OF AMENDMENT

                          The Business Corporations Act
                              (Section 167 and 168)
                                     FORM 4


1.       Name of Corporation:               GERDAU MRM STEEL INC.

         Corporation No.:                   611830



2.       The articles of the corporation are amended as follows:

                  Article (1) stating the name of the corporation be changed to "Gerdau Ameristeel MRM Inc."



3. Each amendment has been duly authorized pursuant to the requirements of the Act.

DATE                 NAME                  OFFICE HELD                SIGNATURE
January 13, 2003     Glen A. Beeby         Secretary          /s/ Glen A. Beeby

CERTIFICATE OF
AMENDMENT
THE BUSINESS CORPORATIONS ACT

I certify that

GERDAU AMERISTEEL MRM SPECIAL SECTIONS INC.

(formerly) GERDAU AMERISTEEL MRM INC.

has amended its Articles in accordance with the attached.

                                          Given under my hand and seal

                                          this 25th day of February, 2003


                                          Philip J. Flory
                                          ----------------------------------
                                          Director of Corporations

                              ARTICLES OF AMENDMENT

                          The Business Corporations Act
                              (Section 167 and 168)
                                     FORM 4


4.       Name of Corporation:               GERDAU AMERISTEEL MRM INC.

         Corporation No.:                   611830



5.       The articles of the corporation are amended as follows:

                  Article (1) stating the name of the corporation be changed to "GERDAU AMERISTEEL MRM SPECIAL SECTIONS INC."



6. Each amendment has been duly authorized pursuant to the requirements of the Act.

DATE                    NAME            OFFICE HELD                SIGNATURE
February 25, 2003       Glen Beeby      Secretary             /s/ Glen Beeby